CONVERTIBLE NOTE PAYABLE	11 Months Ended
Dec. 31, 2015
Notes to Financial Statements
Note 6. CONVERTIBLE NOTE PAYABLE

On September 15, 2013, $164,994 of shareholder advances payable to the Company's sole officer and majority owner were re-structured into two notes in equal amounts of $82,497, each convertible into the Company's common stock at rates of $0.005 and $0.01 per share respectively. They are convertible on demand of the holder, bear no interest, have a maturity date of September 15, 2023.

The Company discounted the non-interest bearing note at 3.24% interest rate, in accordance with the Applicable Federal Rate. Based on the intrinsic value of the conversion feature, the Company determined that there was a beneficial conversion feature associated with two notes payable. As a result of the beneficial conversion feature exceeding the proceeds received from the promissory notes, management discounted the notes 100% as a debt discount and will amortize this discount over the 10-year lives of the notes on the interest rate method.

The two notes in equal amounts of $82,497 were converted by the new controlling shareholder on March 29, 2015 into 16,499,400 shares of common stock at $0.005 per share and 8,249,700 shares of common stock at $0.01 per share. Total debt discount of $7,447 was amortized from issuance of convertible note to the day the notes was converted.

The interest expense amortized for the eleven months ended December 31, 2015 and for the year ended January 31, 2015 were $917 and $4,947, respectively.